CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Loans, unearned income	$ 3	$ 25
Common stock, par value	$ 0.50	$ 0.50
Common stock, shares authorized	5,000,000	5,000,000
Common stock, shares issued	1,653,746	1,652,318
Treasury stock, shares	54,100	54,100